Exhibit 99.2 ScanSource, Inc. CFO COMMENTARY Q2 FY2019 CFO COMMENTARY Q2 FY 2019 FINANCIAL INFORMATION AND CONFERENCE CALL Q2 FY19 Results: Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information NET SALES included in this CFO commentary is unaudited and should be read in conjunction with the Company’s SEC filings on Form 10-Q for the quarter ended December 31, 2018. ScanSource will present additional $ 1.05 billion information about its financial results and outlook in a conference call on Tuesday, February 05, 2019 at 5:00 pm ET. A webcast of the call is Forecast: available and can be accessed at www.scansource.com (Investor $1.01 billion to Relations section). The webcast will be available for replay for 60 days. $1.07 billion SECOND QUARTER SUMMARY GAAP DILUTED EPS We delivered record quarterly net sales and strong profitability during the second quarter. For the quarter, profits grew faster than sales. We $0.78 had 1% net sales growth (3% organic), 7% gross profit growth, 33% Forecast: operating income growth, and 6% non-GAAP operating income growth. $0.70 to $0.76 Our operating income margin was 2.8%, and our non-GAAP operating margin increased to 3.5%. Net sales were at the midpoint of our forecast range, while both GAAP diluted EPS and non-GAAP diluted NON-GAAP DILUTED EPS EPS were above the high end of our forecast range. Second quarter fiscal year 2019 GAAP diluted EPS increased 152% year-over-year $0.99 (the prior year period included one-time tax reform charges), and non- Forecast: GAAP diluted EPS increased 10% year-over-year. $0.92 to $0.98 Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. scansource.com 1 February 05, 2019

# ScanSource, Inc.

CFO COMMENTARY
Q2 FY2019

## QUARTERLY HIGHLIGHTS

| $ in millions, except EPS | Q2 FY19 | Q1 FY19 | Q2 FY18 | Y/Y Change |
|---|---|---|---|---|
| Net sales | $1,046.0 | $972.9 | $1,032.2 | +1% |
| Gross profit | $120.5 | $112.2 | $113.0 | +7% |
| Gross profit margin % | 11.5% | 11.5% | 10.9% | +57 bps |
| SG&A expenses | $81.0 | $77.9 | $74.8 | +8% |
| Operating income | $29.7 | $21.4 | $22.3 | +33% |
| Operating income % | 2.8% | 2.2% | 2.2% | +68 bps |
| Non-GAAP operating income | $36.7 | $32.7 | $34.7 | +6% |
| Non-GAAP operating income % | 3.5% | 3.4% | 3.4% | +14 bps |
| GAAP net income | $20.0 | $14.3 | $8.0 | +151% |
| Non-GAAP net income | $25.4 | $22.9 | $23.0 | +10% |
| GAAP diluted EPS | $0.78 | $0.56 | $0.31 | +152% |
| Non-GAAP diluted EPS | $0.99 | $0.89 | $0.90 | +10% |

- Record net sales of $1.05 billion (+1% Y/Y)
  - 3% Y/Y organic growth
  - At the midpoint of the forecast range
  - Foreign currency translation negatively impacted sales by $21 million
- Gross profit margin of 11.5%, a 57 bp Y/Y improvement
  - Prior year included a higher mix of large deals
- Operating income of $29.7 million and GAAP EPS of $0.78 includes lower expense for change in fair value of contingent consideration (down $5.1 million)
- Non-GAAP operating income (+6% Y/Y) grew faster than net sales (+1% Y/Y)
- Operating income margin was 2.8%, and non-GAAP operating income margin increased to 3.5%
- For Q2 FY19, effective tax rate of 25.0% and non-GAAP effective tax rate of 24.5%
- Non-GAAP EPS increased 10% Y/Y to $0.99

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs and other non-GAAP items.

scansource.com 2 February 05, 2019

# ScanSource, Inc.

CFO COMMENTARY
Q2 FY2019

## WORLDWIDE BARCODE, NETWORKING & SECURITY

| $ in millions | Q2 FY19 | Q1 FY19 | Q2 FY18 |
|---|---|---|---|
| Net sales | $701.6 | $655.1 | $719.8 |
| Gross profit | $64.8 | $62.0 | $62.0 |
| Gross margin | 9.2% | 9.5% | 8.6% |
| Operating income | $18.6 | $13.5 | $15.5 |
| Operating income % | 2.6% | 2.1% | 2.2% |
| Non-GAAP operating income | $20.4 | $16.5 | $17.9 |
| Non-GAAP operating income % | 2.9% | 2.5% | 2.5% |



Net Sales, $ in millions
Y/Y Growth -3%
Y/Y Organic Growth -1%
$800
$700
$600
$500
$400
$300
$720
$604
$685
$655
$702
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19

- Net sales of $702 million, down 3% Y/Y
  - Decrease primarily due to higher big deal sales volumes in prior year quarter
  - Strong growth in video surveillance and payments
- Gross profit margin of 9.2%
  - Y/Y increase from lower mix of big deals
- Operating income margin of 2.6% increased 49 basis points Y/Y
- Non-GAAP operating income margin of 2.9% increased 43 basis points Y/Y
- Non-GAAP operating income increased 14% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and other non-GAAP items.

scansource.com 3 February 05, 2019

# ScanSource, Inc.

CFO COMMENTARY
Q2 FY2019

## WORLDWIDE COMMUNICATIONS & SERVICES

| $ in millions | Q2 FY19 | Q1 FY19 | Q2 FY18 |
|---|---|---|---|
| Net sales | $344.4 | $317.8 | $312.4 |
| Gross profit | $55.7 | $50.3 | $51.0 |
| Gross margin | 16.2% | 15.8% | 16.3% |
| Operating income | $11.5 | $8.3 | $6.8 |
| Operating income % | 3.4% | 2.6% | 2.2% |
| Non-GAAP operating income | $16.2 | $16.2 | $16.9 |
| Non-GAAP operating income % | 4.7% | 5.1% | 5.4% |

Net Sales, $ in millions

Y/Y Growth +10%
Y/Y Organic Growth +14%



$400
$300
$200
$100
$-
$312
$291
$309
$318
$344
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19

- Net sales of $344 million, up 10% Y/Y
  - Organic growth of 14%
  - Strong sales growth in North America and Brazil
  - Intelisys net sales increased 14% Y/Y
- Gross profit margin of 16.2%, consistent with prior year
- Higher operating income due to lower expense for the change in fair value of contingent consideration ($1.9 million for Q2 FY19 versus $6.9 million for Q2 FY18)
- Investments for future growth led to lower non-GAAP operating income, down 4% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and other non-GAAP items.

scansource.com 4 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## WORKING CAPITAL

| $ in millions | Q2 FY19 | Q1 FY19 | Q2 FY18 |
|---|---|---|---|
| Accounts receivable (Q/E) | $708.5 | $677.5 | $717.3 |
| Days sales outstanding in receivables* | 58 | 60 | 60 |
| Inventory (Q/E) | $704.4 | $672.7 | $581.8 |
| Inventory turns | 5.4 | 5.4 | 6.2 |
| Accounts payable (Q/E) | $604.6 | $629.2 | $515.3 |
| Paid for inventory days* | 13.2 | 8.1 | 9.4 |
| Working capital (Q/E) (AR+INV–AP) | $808.3 | $721.0 | $783.8 |

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $808.3 million, up 3% Y/Y and up 12% Q/Q
- Working capital investment to support growth
- Days sales outstanding in receivables of 58 days
  - 2-day improvement from prior and year-ago quarters
- Inventory turns of 5.4x with inventory up 21% Y/Y and up 5% Q/Q
- Paid for inventory days of 13.2 reflect timing of accounts payable

scansource.com 5 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## CASH FLOW AND BALANCE SHEET HIGHLIGHTS

| $ in millions | Q2 FY19 | Q1 FY19 | Q2 FY18 |
|---|---|---|---|
| Adjusted EBITDA (QTR)* | $41.0 | $37.4 | $39.4 |
| Adjusted ROIC (QTR)* | 13.3% | 12.9% | 13.3% |
| Operating cash flow (QTR) | $(57.5) | $5.7 | $(46.8) |
| Operating cash flow, trailing 12-months | $60.2 | $71.0 | $(25.0) |
| Cash and cash equivalents (Q/E) | $22.7 | $18.9 | $35.4 |
| Debt (Q/E) | $372.4 | $281.9 | $360.9 |
| Net debt to adjusted EBITDA, trailing 12-months | 2.4x | 1.8x | 2.4x |
| Shares repurchased – # of shares (QTR) | 9,387 | -- | -- |
| Shares repurchased – dollars (QTR) | $0.3 | -- | -- |
| Remaining authorization under share repurchase plan (as of Q/E) | $99.4 | $99.7 | $99.7 |

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $41.0 million, up 4% Y/Y, due to higher sales volume and higher margins
- Adjusted return on invested capital of 13.3%, consistent with prior year
- Operating cash flow of $(57.5) million for the quarter and $60.2 million for the trailing 12-months
- Expect to generate operating cash flow during the remainder of fiscal year 2019
- Cash and cash equivalent balances of $22.7 million at 12/31/18, including $14.1 million held outside of the U.S.
- Net debt to trailing 12-months adjusted EBITDA is 2.4x
- Share repurchases totaled $0.3 million
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan

scansource.com 6 February 05, 2019

ScanSource, Inc. CFO COMMENTARY Q2 FY2019 Q3 FY19 OUTLOOK* For the quarter ending March 31, 2019: NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS Forecast Range: Forecast Range: Forecast: Range $910 million to $0.48 to $0.54 $0.76 to $0.82 $970 million per share per share Q3 FY18: Net sales $896 million Q3 FY18: GAAP diluted EPS $0.42 Q3 FY18: Non-GAAP diluted EPS $0.68 • Outlook as of February 05, 2019 • Non-GAAP diluted EPS excludes amortization of intangible assets and change in fair value of contingent consideration • Forecast midpoint reflects 7% year-over-year organic sales growth • Reflects the following FX rates: $1.14 to EUR 1.00 for the Euro, $0.265 to R$1.00 for the Brazilian real (R$3.77 to $1), and $1.28 to GBP 1.00 for the British pound • Expects foreign currency translation to negatively impact sales by approximately $20 million • Assumes interest expense will be approximately $3.8 million for Q3 FY19 • Assumes an effective tax rate of 25.5% to 26.5% for FY19 scansource.com 7 February 05, 2019

ScanSource, Inc. CFO COMMENTARY Q2 FY2019 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected sales, GAAP diluted earnings per obligation to update or revise any forward- share (“EPS”), non-GAAP diluted EPS, looking statements, whether as a result of new operating cash flow, foreign currency rates, information, future events, or otherwise, tax rates and interest expense that involve except as may be required by law. plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other NON-GAAP FINANCIAL INFORMATION statements that are not descriptions of In addition to disclosing results that are historical facts. Forward-looking information is determined in accordance with United States inherently subject to risks and uncertainties. Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain Any number of factors could cause actual non-GAAP measures, including non-GAAP results to differ materially from anticipated or operating income, non-GAAP operating forecasted results, including but not limited to, income margin, non-GAAP net income, non- changes in interest and exchange rates and GAAP diluted EPS, adjusted EBITDA, ROIC regulatory regimes impacting our international and net sales excluding the impact of foreign operations, the impact of tax reform laws, the currency translation and acquisitions (organic failure of acquisitions to meet our growth). A reconciliation of the Company's expectations, the failure to manage and non-GAAP financial information to GAAP implement our organic growth strategy, credit financial information is provided in the risks involving our larger customers and Appendix and in the Company’s Form 8-K, vendors, termination of our relationship with filed with the SEC, with the quarterly earnings key vendors or a significant modification of the press release for the period indicated. terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2018, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). scansource.com 8 February 05, 2019

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2019

## APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Operating Income, Pre-Tax Income, Net Income & EPS – QTR

| ($ in thousands) | Quarter Ended December 31, 2018 | | | |
|---|---|---|---|---|
| | Operating Income | Pre-tax income | Net income | Diluted EPS |
| GAAP measure | $ 29,706 | $ 26,650 | $ 19,982 | $ 0.78 |
| Adjustments: | | | | |
| Amortization of intangible assets | 4,700 | 4,700 | 3,567 | 0.14 |
| Change in fair value of contingent consideration | 1,850 | 1,850 | 1,408 | 0.05 |
| Acquisition costs (a) | 414 | 414 | 414 | 0.02 |
| Non-GAAP measure | $ 36,670 | $ 33,614 | $ 25,371 | $ 0.99 |

| | Quarter Ended September 30, 2018 | | | |
|---|---|---|---|---|
| | Operating Income | Pre-tax income | Net income | Diluted EPS |
| GAAP measure | $ 21,432 | $ 19,224 | $ 14,322 | $ 0.56 |
| Adjustments: | | | | |
| Amortization of intangible assets | 5,003 | 5,003 | 3,798 | 0.15 |
| Change in fair value of contingent consideration | 4,584 | 4,584 | 3,487 | 0.14 |
| Acquisition costs (a) | 355 | 355 | 355 | 0.01 |
| Restructuring Costs | 1,328 | 1,328 | 955 | 0.04 |
| Non-GAAP measure | $ 32,702 | $ 30,494 | $ 22,917 | $ 0.89 |

| | Quarter Ended December 31, 2017 | | | |
|---|---|---|---|---|
| | Operating Income | Pre-tax income | Net income | Diluted EPS |
| GAAP measure | $ 22,341 | $ 20,310 | $ 7,969 | $ 0.31 |
| Adjustments: | | | | |
| Amortization of intangible assets | 5,487 | 5,487 | 3,648 | 0.14 |
| Change in fair value of contingent consideration | 6,913 | 6,913 | 4,742 | 0.18 |
| Tax reform charges (b) | - | - | 6,689 | 0.26 |
| Non-GAAP measure | $ 34,741 | $ 32,710 | $ 23,048 | $ 0.90 |

(a) Acquisition costs are nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 9 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

| ($ in thousands) | WW Barcode, NW & Security | WW Comms. & Services | Consolidated |
|---|---|---|---|
| For the quarter ended December 31, 2018: | | | |
| Q2 FY19 net sales, as reported | $ 701,639 | $ 344,382 | $ 1,046,021 |
| Foreign exchange impact (a) | 7,805 | 12,915 | 20,720 |
| Q2 FY19 net sales, constant currency | 709,444 | 357,297 | 1,066,741 |
| Less: Acquisitions | - | (1,832) | (1,832) |
| Q2 FY19 net sales, constant currency excluding acquisitions | $ 709,444 | $ 355,465 | $ 1,064,909 |
| | | | |
| Q2 FY18 net sales, as reported | $ 719,786 | $ 312,426 | $ 1,032,212 |
| Less: Acquisitions | - | - | - |
| Q2 FY18 net sales, excluding acquisitions | $ 719,786 | $ 312,426 | $ 1,032,212 |
| | | | |
| Y/Y % Change: | | | |
| As reported | -2.5% | 10.2% | 1.3% |
| Constant currency | -1.4% | 14.4% | 3.3% |
| Constant currency, excluding acquisitions (organic growth) | -1.4% | 13.8% | 3.2% |

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2018 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2017.

scansource.com 10 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Highlights by Segment – QTR

| ($ in thousands) | Quarter Ended December 31, 2018 WW Barcode, NW & Security | WW Comms. & Services | Corporate | Consolidated | FY19 YTD Consolidated |
|---|---|---|---|---|---|
| Net sales | $ 701,639 | $ 344,382 | $ - | $ 1,046,021 | $ 2,018,921 |
| GAAP operating income | $ 18,581 | $ 11,539 | $ (414) | $ 29,706 | $ 51,137 |
| Adjustments: | | | | | |
| Amortization of intangible assets | 1,854 | 2,846 | - | 4,700 | 9,703 |
| Change in fair value of contingent consideration | - | 1,850 | - | 1,850 | 6,434 |
| Acquisition costs | - | - | 414 | 414 | 769 |
| Restructuring costs | - | - | - | - | 1,328 |
| Non-GAAP operating income | $ 20,435 | $ 16,235 | $ - | $ 36,670 | $ 69,371 |
| GAAP operating income % (of net sales) | 2.65% | 3.35% | n/m | 2.84% | 2.53% |
| Non-GAAP operating income % (of net sales) | 2.91% | 4.71% | n/m | 3.51% | 3.44% |

| ($ in thousands) | Quarter Ended September 30, 2018 WW Barcode, NW & Security | WW Comms. & Services | Corporate | Consolidated |
|---|---|---|---|---|
| Net sales | $ 655,113 | $ 317,787 | $ - | $ 972,900 |
| GAAP operating income | $ 13,532 | $ 8,255 | $ (355) | $ 21,432 |
| Adjustments: | | | | |
| Amortization of intangible assets | 2,309 | 2,694 | - | 5,003 |
| Change in fair value of contingent consideration | - | 4,584 | - | 4,584 |
| Acquisition costs | - | - | 355 | 355 |
| Restructuring costs | 708 | 620 | - | 1,328 |
| Non-GAAP operating income | $ 16,549 | $ 16,153 | $ - | $ 32,702 |
| GAAP operating income % (of net sales) | 2.07% | 2.60% | n/m | 2.20% |
| Non-GAAP operating income % (of net sales) | 2.53% | 5.08% | n/m | 3.36% |

| ($ in thousands) | Quarter Ended December 31, 2017 WW Barcode, NW & Security | WW Comms. & Services | Corporate | Consolidated |
|---|---|---|---|---|
| Net sales | $ 719,786 | $ 312,426 | $ - | $ 1,032,212 |
| GAAP operating income | $ 15,542 | $ 6,799 | $ - | $ 22,341 |
| Adjustments: | | | | |
| Amortization of intangible assets | 2,309 | 3,178 | - | 5,487 |
| Change in fair value of contingent consideration | - | 6,913 | - | 6,913 |
| Non-GAAP operating income | $ 17,851 | $ 16,890 | $ - | $ 34,741 |
| GAAP operating income % (of net sales) | 2.16% | 2.18% | n/m | 2.16% |
| Non-GAAP operating income % (of net sales) | 2.48% | 5.41% | n/m | 3.37% |

n/m = not meaningful

scansource.com 11 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Average Return on Invested Capital - QTR

($ in thousands)

| | Q2 FY19 | Q1 FY19 | Q4 FY18 | Q3 FY18 | Q2 FY18 |
|---|---|---|---|---|---|
| Adjusted return on invested capital (ROIC), annualized (a) | 13.3% | 12.9% | 12.5% | 11.2% | 13.3% |
| Reconciliation of Net Income to Adjusted EBITDA | | | | | |
| Net income - GAAP | $ 19,982 | $ 14,322 | $ 10,388 | $ 10,649 | $ 7,969 |
| Plus: | | | | | |
| Interest expense | 3,119 | 2,627 | 2,494 | 2,784 | 2,285 |
| Income taxes | 6,668 | 4,902 | 7,655 | 5,143 | 12,341 |
| Depreciation and amortization | 8,935 | 9,268 | 9,291 | 9,438 | 9,901 |
| EBITDA | 38,704 | 31,119 | 29,828 | 28,014 | 32,496 |
| Adjustments: | | | | | |
| Change in fair value of contingent consideration | 1,850 | 4,584 | 8,448 | 4,801 | 6,913 |
| Acquisition costs | 414 | 355 | - | - | - |
| Tax recovery and related interest income | - | - | (3,119) | - | - |
| Restructuring Costs | - | 1,328 | - | - | - |
| Adjusted EBITDA (numerator for ROIC)(non-GAAP) | $ 40,968 | $ 37,386 | $ 35,157 | $ 32,815 | $ 39,409 |
| Invested Capital Calculation | | | | | |
| Equity - beginning of the quarter | $ 877,897 | $ 866,376 | $ 877,796 | $ 860,787 | $ 852,976 |
| Equity - end of quarter | 899,503 | 877,897 | 866,376 | 877,796 | 860,787 |
| Adjustments: | | | | | |
| Change in fair value of contingent consideration, net of tax | 1,408 | 3,487 | 5,679 | 3,272 | 4,742 |
| Acquisition costs, net of tax | 414 | 355 | - | - | - |
| Tax recovery and related interest income, net of tax | - | - | (2,058) | - | - |
| Tax reform charges | - | - | 2,345 | - | 6,689 |
| Restructuring costs, net of tax | - | 955 | - | - | - |
| Average equity | 889,611 | 874,535 | 875,069 | 870,928 | 862,597 |
| Average funded debt (b) | 333,138 | 272,277 | 253,393 | 315,872 | 311,327 |
| Invested capital (denominator for ROIC)(non-GAAP) | $ 1,222,749 | $ 1,146,812 | $ 1,128,462 | $ 1,186,800 | $ 1,173,924 |

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.
(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 February 05, 2019

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2019

## APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Net Debt and EBITDA Metrics

($ in thousands)

| | Q2 FY19 | Q1 FY19 | Q4 FY18 | Q3 FY18 | Q2 FY18 | Q1 FY18 | Q4 FY17 | Q3 FY17 |
|---|---|---|---|---|---|---|---|---|
| Debt (Q/E) | $ 372,410 | $ 281,859 | $ 249,429 | $ 282,158 | $ 360,932 | $ 285,763 | $ 97,300 | $ 113,934 |
| Less: Cash and cash equivalents (Q/E) | (22,749) | (18,858) | (25,530) | (35,361) | (35,435) | (23,616) | (56,094) | (62,187) |
| Net debt (Q/E) | $ 349,661 | $ 263,000 | $ 223,899 | $ 246,797 | $ 325,497 | $ 262,147 | $ 41,206 | $ 51,747 |
| Reconciliation of Net Income to Adjusted EBITDA | | | | | | | | |
| Net income - GAAP | $ 19,982 | $ 14,322 | $ 10,388 | $ 10,649 | $ 7,969 | $ 4,147 | $ 18,970 | $ 12,424 |
| Plus: | | | | | | | | |
| Interest expense | 3,119 | 2,627 | 2,494 | 2,784 | 2,285 | 1,585 | 934 | 780 |
| Income taxes | 6,668 | 4,902 | 7,655 | 5,143 | 12,341 | 2,633 | 4,450 | 7,147 |
| Depreciation and amortization | 8,935 | 9,268 | 9,291 | 9,438 | 9,901 | 8,864 | 6,276 | 6,880 |
| EBITDA | 38,704 | 31,119 | 29,828 | 28,014 | 32,496 | 17,229 | 30,630 | 27,231 |
| Adjustments: | | | | | | | | |
| Change in fair value of contingent consideration | 1,850 | 4,584 | 8,448 | 4,801 | 6,913 | 16,881 | 1,290 | 1,960 |
| Acquisition costs | 414 | 355 | - | - | - | 172 | 422 | - |
| Tax recovery and related interest income | - | - | (3,119) | - | - | - | (1,382) | - |
| Legal settlement, net of attorney fees | - | - | - | - | - | 952 | - | - |
| Restructuring Costs | - | 1,328 | - | - | - | - | - | - |
| Adjusted EBITDA (non-GAAP) | $ 40,968 | $ 37,386 | $ 35,157 | $ 32,815 | $ 39,409 | $ 35,234 | $ 30,960 | $ 29,191 |
| Adjusted EBITDA, TTM (a) | $ 146,326 | $ 144,767 | $ 142,617 | $ 138,418 | $ 134,794 | $ 128,015 | $ 121,986 | $ 111,979 |
| Net Debt / Adjusted EBITDA, TTM (a) | 2.4x | 1.8x | 1.6x | 1.8x | 2.4x | 2.0x | 0.3x | 0.5x |

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 February 05, 2019

ScanSource, Inc. CFO COMMENTARY Q2 FY2019 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q3 FY19 Outlook ($ in thousands) Forecast for Quarter ending March 31, 2019 Range Low Range High $ 0.48 $ 0.54 GAAP diluted EPS Adjustments: 0.14 0.14 Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration $ 0.76 $ 0.82 Non-GAAP diluted EPS scansource.com 14 February 05, 2019